Exhibit 10.97

Amendment No. 1 to Lease

THIS AMENDMENT NO. 1 TO LEASE (“Amendment No. 1”) is made effective this 3rd day of January, 2003, by and between CALIFORNIA ROSEN LLC, a Delaware Limited Liability Company (“Lessor”), and STAAR SURGICAL COMPANY, a Delaware Corporation (“Lessee”), with reference to the following facts and objectives:

RECITALS

Kilroy Realty, L.P., a Delaware Limited Partnership, predecessor-in-interest to Lessor, acting in the capacity of and therein referred to as Lessor, entered into a Lease, dated April 5, 2000 with Lessee, acting in the capacity of and therein referred to as Lessee (“the Lease”) for Suite Nos. 100, 105, 110, & 115 (the “Premises”) located in a one-story building, the street address of which is 27121 Aliso Creek Road Aliso Viejo, California 92656 (“Building”) and comprising a part of the Pacific Park Plaza (“the Project”).

Lessor and Lessee have agreed to extend the Term of the Lease, to modify the Base Rent and “Base Year” Operating Expenses.

NOW THEREFORE, Lessor and Lessee agree as follows:

Term. The term of the Lease as set forth in paragraph 1.3 of the Lease is hereby extended by three (3) years from May 1, 2003 until April 30, 2006.

Rent. During the extended Lease term, Lessee’s Basic Monthly Rent shall be the following:

Year One:	$10,047.32 per month
Year Two:	$10,449.21 per month
Year Three:	$10,867.18 per month

Operating Expenses. The term Base Year means the calendar year 2003. Section 4.2d of the Lease is hereby amended to provide that Lessee shall be responsible for its’ pro rata share of the common area operating expenses, as expressed in Paragraph 1.6 and Paragraph 4.2 of the Lease, commencing January 1, 2004, to the extent that the common area operating expenses exceeds common area operating expenses for the “Base Year.”

Miscellaneous. Words used herein which are defined in the Lease shall have the same meaning when used in this Amendment No. 1. Except as herein amended.

LESSOR CALIFORNIA ROSEN LLC a Delaware Limited Liability Company	LESSEE STAAR SURGICAL COMPANY a Delaware Corporation

/s/ Jan-Erik Palm	/s/ John Bily

/s/ Helene Lamielle